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                                                                   Exhibit 10.1


                       AGREEMENT FOR EXPANSION OF LICENSE
                       ----------------------------------
                            JAPANESE CHEMICAL WEAPONS
                            -------------------------


      THIS AGREEMENT is made and entered into as of the 26th day of September, 1996, by and between M4 Environmental L.P., a Delaware limited partnership ("M4"), Lockheed Martin Corporation, a Maryland corporation ("LMC"), and Molten Metal Technology, Inc., a Delaware corporation ("MMT").

      WHEREAS, M4, LMC and MMT are parties to a series of agreements including that certain Partnership Restructuring Agreement dated as of March 15, 1996 (the "Restructuring Agreement") and that certain Amended and Restated License Agreement dated as of March 15, 1996 (the "License Agreement") pursuant to which MMT has licensed to M4 certain rights to MMT's proprietary processing technology known as Catalytic Extraction Processing ("CEP") with respect to certain designated feedstocks;

      WHEREAS, MMT has offered to expand the license granted to M4 pursuant to the License Agreement to include Japanese Chemical Weapons (as herein defined) as a Market Feedstock (as defined in the License Agreement) and M4 has accepted such offer by MMT; and

      WHEREAS, M4, LMC and MMT desire to enter into an agreement which recognizes that the exclusive license granted to M4 pursuant to the License Agreement will now include Japanese Chemical Weapons and specifies the consideration from M4 and MMT for this expansion of M4's license.

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, M4, LMC and MMT agree as follows:

      1. Except as otherwise defined herein, capitalized terms used in this Agreement without definition shall have the meanings given them in the Restructuring Agreement and the License Agreement.

      2. In the Restructuring Agreement, the License Agreement and the Related Agreements (where the context requires), the following term shall be added to the list of "Defined Terms:"

            "Japanese Chemical Weapons" means (i) munitions, including artillery shells, mortar shells and explosives, containing (or formerly containing) one or more "chemical weapons agents" (as defined in the Chemical Weapons Convention (formally known as the Convention on the Prohibition of the





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      Development, Production, Stockpiling and Use of Chemical Weapons and their
      Destruction, adopted September 3, 1992 at the Conference on Disarmament at Geneva, and opened for signature on January 13, 1993 in Paris) and (ii) bulk stockpiles of such chemical weapons agents; in each case for which any Japanese Government Authority has accepted, or in the future accepts, responsibility for the original deployment of such materials and/or the principal financial responsibility for the processing and destruction of such materials, irrespective of the location of such materials.

      3. In the Restructuring Agreement, the License Agreement and the Related Agreements (where the context requires), there shall be added a new definition, "Gross CEP Revenue (Japanese Chemical Weapons)", and the definition of the term "Market" shall be amended to include Japanese Chemical Weapons as follows:

             "Gross CEP Revenue (Japanese Chemical Weapons)" means for any fiscal year, the total revenues for such fiscal year of the Partnership and also any sublicensee of the MMT Licensed Property, generated from any activities directly related to the demilitarization of Japanese Chemical Weapons, as determined in accordance with GAAP.

            "Market" means the environmental remediation, waste management, decontamination, decommissioning, chemical and biological demilitarization (including disposal of unexploded ordnance), pollution prevention and waste minimization needs of the DoD, DOE or USEC anywhere in the world with respect to Market Feedstocks (other than Japanese Chemical Weapons), and the demilitarization (including disposal of unexploded ordnance) of Japanese Chemical Weapons.

      4. In the Restructuring Agreement, the License Agreement and the Related Agreements (where the context requires), the introductory section of the definition of the term "Market Feedstocks" shall be amended to include Japanese Chemical Weapons as follows:

            "`Market   Feedstocks'  means  Japanese  Chemical  Weapons,   USEC
      Feedstocks and any of the following Feedstocks:"

      5. As consideration for including Japanese Chemical Weapons in the Restructuring Agreement, the License Agreement and the Related Agreements as provided in this Agreement, M4 shall make payments to MMT in accordance with the following provisions:

            (a)   $5,000,000 upon execution of this Agreement;






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            (b)   $3,500,000 for the technical demonstration by MMT of the
                  processing of one or more munitions shells containing surrogates of one or more of the chemical weapons agents within the definition of "Japanese Chemical Weapons", the completion of such technical demonstration to be evidenced by MMT's submission of a written report to M4 describing the results of such technical demonstration. The parties shall, not later than 60 days prior to the proposed date of such technical demonstration, agree on the specifications for such technical demonstration; and

            (c) Eight percent (8%) of the Gross CEP Revenue (Japanese Chemical Weapons). Such payment obligation by M4 shall be considered a "Royalty Payment" as defined in Section 5.4 of the License Agreement and subject to the limitations on payment based in "Partnership Cash Flow" provide therein. Further, M4 shall not be required to pay to MMT the 2% Royalty Payment described in
                  Section 5.4(a)(iii) of the License Agreement with respect to Gross CEP Revenues (Japanese Chemical Weapons).

            In no event shall any portion of the fees paid by M4 to MMT (i) pursuant to this paragraph 5(a) and (c) be refundable and (ii) pursuant to paragraph 5(b), if and when paid, be refundable.

      6. Any CEP Plants developed by M4 or its sublicensees in connection with the processing of Japanese Chemical Weapons shall be deemed to be Small CEP Plants for purposes of the License Agreement, regardless of the actual size of any such CEP Plant.

      7. The parties agree that if and to the extent that the agreements described herein require additional amendments to the Restructuring Agreement, the License Agreement or any of the other Related Agreements, the parties will prepare, execute and deliver such amendments as soon as practicable.

      8. This agreement shall be deemed a "Related Agreement" for purposes of the Restructuring Agreement.

      9. This Agreement may be executed in multiple counterparts, each of which shall be deemed on original, but all of which together shall constitute one and the same instrument.



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      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.


                                    M4 ENVIRONMENTAL L.P.

                                    By: M4 Environmental Management Inc.
                                        as General Partner



                                    By: /s/ J. Robert Merriman
                                        -----------------------------------
                                    Name: J. Robert Merriman
                                          ---------------------------------
                                    Title: President
                                           --------------------------------



                                    LOCKHEED MARTIN CORPORATION


                                    By: /s/ Albert Narath
                                        -----------------------------------
                                    Name: Albert Narath
                                         ----------------------------------
                                    Title: President & COO, Energy &
                                           Environment Sector
                                          ---------------------------------



                                    MOLTEN METAL TECHNOLOGY, INC.


                                    By: /s/ Victor E. Gatto, Jr.
                                        -----------------------------------
                                    Name: Victor E. Gatto, Jr.
                                         ----------------------------------
                                    Title: Vice President
                                          ---------------------------------






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